Exhibit 99.2

Supplemental Financial Information

Third Quarter 2019

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2018.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2019

This document is a financial supplement to our third quarter 2019 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,287,955	$2,254,512	$2,239,045	$2,322,453	$2,422,734	$2,471,745	$2,557,033	$2,617,685
Securities held to maturity	737,150	796,450	843,810	891,860	970,390	1,036,110	1,087,790	1,140,250
Total investments and cash	3,025,105	3,050,962	3,082,855	3,214,313	3,393,124	3,507,855	3,644,823	3,757,935
Due from reinsurers	4,205,173	4,263,111	4,199,275	4,196,021	4,141,569	4,202,903	4,185,850	4,166,362
Deferred policy acquisition costs	1,951,892	1,998,985	2,053,445	2,107,814	2,133,920	2,181,741	2,238,315	2,281,560
Other assets	705,661	759,973	772,058	769,387	730,933	814,854	811,426	818,029
Separate account assets	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291	2,427,852
Total assets	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706	$13,451,737

Liabilities:
Future policy benefits	$5,954,524	$6,004,101	$6,057,112	$6,132,750	$6,168,157	$6,240,864	$6,314,403	$6,374,327
Other policy liabilities	685,885	693,223	673,912	682,126	700,094	703,123	717,265	714,930
Income taxes	177,468	184,161	182,140	182,241	187,104	206,180	206,301	207,453
Other liabilities	451,398	506,535	495,242	511,623	486,772	561,709	551,689	565,894
Notes payable	373,288	373,381	373,474	373,567	373,661	373,755	373,848	373,942
Surplus note	736,381	795,697	843,073	891,139	969,685	1,035,421	1,087,117	1,139,592
Payable under securities lending	89,786	89,433	82,096	70,632	52,562	64,914	43,867	39,933
Separate account liabilities	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291	2,427,852
Total liabilities	11,041,603	11,066,237	11,096,056	11,264,074	11,133,535	11,554,726	11,731,781	11,843,924

Stockholders’ equity:
Common stock ($0.01 par value) (1)	443	440	432	430	427	424	420	415
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,375,090	1,416,564	1,409,104	1,452,841	1,489,520	1,506,944	1,537,537	1,553,286
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287	66,423
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)	(46)
Cumulative translation adjustment	3,995	(4,406)	(10,309)	(5,300)	(21,064)	(14,897)	(8,258)	(12,265)
Total stockholders’ equity	1,419,101	1,426,500	1,400,584	1,443,456	1,461,513	1,521,387	1,585,926	1,607,813
Total liabilities and stockholders' equity	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706	$13,451,737

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287	66,423
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)	(46)
Total reconciling items	39,573	13,903	1,357	(4,515)	(7,370)	28,916	56,227	66,377
Total stockholders’ equity	$1,419,101	$1,426,500	$1,400,584	$1,443,456	$1,461,513	$1,521,387	$1,585,926	$1,607,813

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699
Net Income	168,443	65,714	86,699	85,139	86,541	79,166	97,446	96,223
Shareholder dividends	(9,020)	(11,278)	(11,086)	(10,920)	(10,856)	(14,628)	(14,517)	(14,324)
Retirement of shares and warrants	(17,318)	(51,563)	(87,448)	(34,508)	(43,338)	(60,288)	(57,117)	(70,679)
Net foreign currency translation adjustment	(497)	(8,402)	(5,903)	5,009	(15,765)	6,167	6,639	(4,007)
Other, net	4,437	38,598	4,367	4,024	4,328	13,171	4,778	4,524
Balance, end of period	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741	$2,238,315
General expenses deferred	8,887	9,599	9,800	8,886	8,497	9,163	9,384	9,468
Commission costs deferred	99,411	104,314	103,192	100,890	96,697	98,196	100,498	100,913
Amortization of deferred policy acquisition costs	(56,304)	(60,165)	(53,847)	(59,534)	(66,184)	(64,628)	(58,762)	(63,883)
Foreign currency impact and other, net	(224)	(6,655)	(4,684)	4,127	(12,904)	5,091	5,455	(3,254)
Balance, end of period	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	41,963,672	(1,488,562)	-3.4%	44,081,307	42,420,438	(1,660,869)	-3.8%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$11,084	13.0%	$237,552	$272,834	$35,282	14.9%
Less income attributable to unvested participating securities	(425)	(483)	(485)	(487)	(401)	(428)	(415)	71	14.6%	(1,405)	(1,251)	153	10.9%
Net income used in computing basic EPS	$65,289	$86,216	$84,654	$86,054	$78,765	$97,018	$95,808	$11,154	13.2%	$236,147	$271,582	$35,435	15.0%
Basic earnings per share	$1.46	$1.96	$1.95	$1.99	$1.84	$2.28	$2.28	$0.33	17.2%	$5.36	$6.40	$1.05	19.5%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$11,103	13.1%	$236,689	$265,655	$28,965	12.2%
Less operating income attributable to unvested participating securities	(428)	(479)	(482)	(493)	(381)	(416)	(412)	70	14.5%	(1,399)	(1,219)	181	12.9%
Adjusted net operating income used in computing basic operating EPS	$65,787	$85,506	$84,008	$87,147	$74,922	$94,343	$95,181	$11,173	13.3%	$235,290	$264,436	$29,146	12.4%
Basic adjusted operating income per share	$1.47	$1.94	$1.93	$2.02	$1.75	$2.22	$2.27	$0.33	17.3%	$5.34	$6.23	$0.90	16.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	41,963,672	(1,488,562)	-3.4%	44,081,307	42,420,438	(1,660,869)	-3.8%
Dilutive impact of contingently issuable shares	115,421	140,567	136,628	131,384	118,014	135,719	135,887	(741)	-0.5%	130,872	129,874	(998)	-0.8%
Shares used to calculate diluted EPS	44,855,285	44,206,539	43,588,862	43,311,282	42,942,485	42,618,350	42,099,559	(1,489,303)	-3.4%	44,212,179	42,550,312	(1,661,867)	-3.8%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$11,084	13.0%	$237,552	$272,834	$35,282	14.9%
Less income attributable to unvested participating securities	(424)	(481)	(484)	(486)	(400)	(427)	(413)	71	14.6%	(1,401)	(1,248)	153	10.9%
Net income used in computing diluted EPS	$65,290	$86,217	$84,655	$86,055	$78,766	$97,019	$95,809	$11,154	13.2%	$236,151	$271,585	$35,434	15.0%
Diluted earnings per share	$1.46	$1.95	$1.94	$1.99	$1.83	$2.28	$2.28	$0.33	17.2%	$5.34	$6.38	$1.04	19.5%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$11,103	13.1%	$236,689	$265,655	$28,965	12.2%
Less operating income attributable to unvested participating securities	(427)	(478)	(480)	(492)	(381)	(415)	(411)	70	14.5%	(1,396)	(1,215)	180	12.9%
Adjusted net operating income used in computing diluted operating EPS	$65,788	$85,507	$84,009	$87,149	$74,923	$94,344	$95,182	$11,173	13.3%	$235,293	$264,439	$29,146	12.4%
Diluted adjusted operating income per share	$1.47	$1.93	$1.93	$2.01	$1.74	$2.21	$2.26	$0.33	17.3%	$5.32	$6.21	$0.89	16.8%

															YOY Q3							YOY YTD
	Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019		Q3 2019		$/# Change		% Change	YTD 2018		YTD 2019		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,422,801		$1,413,542		$1,422,020		$1,452,485		$1,491,450		$1,553,656		$1,596,869		$174,849		12.3%	$1,419,454		$1,547,325		$127,871		9.0%
Average adjusted stockholders' equity	$1,396,063		$1,405,912		$1,423,599		$1,458,427		$1,480,676		$1,511,085		$1,535,567		$111,968		7.9%	$1,408,525		$1,509,109		$100,585		7.1%

Net income return on stockholders' equity	18.5%		24.5%		23.9%		23.8%		21.2%		25.1%		24.1%		0.2%		nm	22.3%		23.5%		1.2%		nm
Net income return on adjusted stockholders' equity	18.8%		24.7%		23.9%		23.7%		21.4%		25.8%		25.1%		1.1%		nm	22.5%		24.1%		1.6%		nm

Adjusted net operating income return on adjusted stockholders' equity	19.0%		24.5%		23.7%		24.0%		20.3%		25.1%		24.9%		1.2%		nm	22.4%		23.5%		1.1%		nm

Capital Structure
Debt-to-capital (1)	20.7%		21.1%		20.6%		20.4%		19.7%		19.1%		18.9%		-1.7%		nm	20.6%		18.9%		-1.7%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.3	x	2.3	x	2.3	x	2.3	x	0.1	x	nm	2.2	x	2.3	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.3	x	2.4	x	2.4	x	2.4	x	0.2	x	nm	2.2	x	2.4	x	0.2	x	nm

Share count, end of period (2)	43,953,046		43,168,005		42,976,742		42,694,258		42,398,643		42,008,450		41,491,998		(1,484,744)		-3.5%	42,976,742		41,491,998		(1,484,744)		-3.5%
Adjusted stockholders' equity per share	$32.14		$32.41		$33.69		$34.40		$35.20		$36.41		$37.15		$3.46		10.3%	$33.69		$37.15		$3.46		10.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$656,087	$667,191	$670,222	$673,605	$677,286	$687,262	$692,258	$22,036	3.3%	$1,993,499	$2,056,806	$63,307	3.2%
Ceded premiums	(394,249)	(403,449)	(391,175)	(392,290)	(389,795)	(400,588)	(388,982)	2,193	0.6%	(1,188,873)	(1,179,364)	9,509	0.8%
Net premiums	261,838	263,741	279,047	281,314	287,491	286,675	303,276	24,230	8.7%	804,626	877,442	72,816	9.0%
Net investment income	19,017	20,030	20,622	21,760	24,111	24,868	22,675	2,053	10.0%	59,669	71,655	11,985	20.1%
Commissions and fees:
Sales-based (1)	64,461	64,307	64,181	67,041	66,997	71,438	69,034	4,853	7.6%	192,949	207,469	14,520	7.5%
Asset-based (2)	74,649	75,672	78,318	75,012	73,639	79,317	81,009	2,691	3.4%	228,640	233,965	5,325	2.3%
Account-based (3)	20,595	20,438	20,306	20,463	19,613	19,897	20,449	142	0.7%	61,339	59,958	(1,381)	-2.3%
Other commissions and fees	7,122	7,523	8,074	9,444	7,066	7,817	9,227	1,153	14.3%	22,719	24,110	1,391	6.1%
Realized investment (losses) gains	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	412	nm	(470)	4,200	4,670	nm
Other, net	13,897	14,790	14,359	13,940	13,223	13,825	14,698	339	2.4%	43,047	41,746	(1,300)	-3.0%
Total revenues	459,923	467,814	484,781	487,324	494,988	504,903	520,654	35,872	7.4%	1,412,518	1,520,544	108,026	7.6%
Benefits and expenses:
Benefits and claims	116,890	105,069	118,787	116,837	122,284	115,068	128,684	9,897	8.3%	340,747	366,036	25,290	7.4%
Amortization of DAC	60,165	53,847	59,534	66,184	64,628	58,762	63,883	4,349	7.3%	173,546	187,273	13,727	7.9%
Insurance commissions	5,877	6,417	6,584	5,612	5,619	5,829	6,980	396	6.0%	18,878	18,427	(451)	-2.4%
Insurance expenses	41,109	43,451	41,925	41,671	43,402	44,569	44,854	2,929	7.0%	126,485	132,826	6,341	5.0%
Sales commissions:
Sales-based (1)	46,259	45,905	45,634	47,424	47,831	50,679	48,652	3,018	6.6%	137,797	147,161	9,364	6.8%
Asset-based (2)	32,484	33,350	34,813	33,297	32,343	35,665	35,875	1,062	3.1%	100,646	103,882	3,236	3.2%
Other sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	4,535	394	9.5%	11,618	11,916	298	2.6%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	7,209	(7)	-0.1%	21,617	21,589	(28)	-0.1%
Other operating expenses	63,228	55,083	54,712	56,584	65,706	55,917	54,844	133	0.2%	173,023	176,467	3,444	2.0%
Total benefits and expenses	376,961	354,050	373,346	379,403	392,619	377,444	395,515	22,169	5.9%	1,104,357	1,165,578	61,221	5.5%
Income before income taxes	82,962	113,764	111,435	107,922	102,368	127,459	125,138	13,703	12.3%	308,162	354,966	46,805	15.2%
Income taxes	17,248	27,065	26,296	21,380	23,203	30,014	28,916	2,619	10.0%	70,610	82,133	11,523	16.3%
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$11,084	13.0%	$237,552	$272,834	$35,282	14.9%

Income Before Income Taxes by Segment
Term Life	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$9,423	12.7%	$209,786	$238,098	$28,312	13.5%
Investment & Savings Products	39,985	43,228	45,052	45,647	42,684	47,343	48,794	3,742	8.3%	128,265	138,821	10,556	8.2%
Corporate & Other Distributed Products	(16,644)	(5,291)	(7,954)	(9,842)	(10,654)	(3,882)	(7,416)	538	6.8%	(29,889)	(21,953)	7,936	26.6%
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$125,138	$13,703	12.3%	$308,162	$354,966	$46,805	15.2%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$22,356	3.4%	$1,973,054	$2,037,298	$64,244	3.3%
Less: Premiums ceded to IPO Coinsurers	294,301	290,956	284,742	281,265	276,150	272,596	267,856	(16,886)	-5.9%	869,999	816,602	(53,397)	-6.1%
Term Life adjusted direct premiums	$355,065	$369,548	$378,441	$386,511	$394,605	$408,408	$417,683	$39,242	10.4%	$1,103,055	$1,220,696	$117,641	10.7%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(392,561)	$(401,686)	$(389,332)	$(390,173)	$(388,100)	$(398,927)	$(387,120)	$2,212	0.6%	$(1,183,579)	$(1,174,147)	$9,432	0.8%
Less: Premiums ceded to IPO Coinsurers	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	16,886	5.9%	(869,999)	(816,602)	53,397	6.1%
Term Life other ceded premiums	$(98,260)	$(110,730)	$(104,590)	$(108,908)	$(111,950)	$(126,330)	$(119,264)	$(14,675)	-14.0%	$(313,580)	$(357,544)	$(43,965)	-14.0%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$22,675	$2,053	10.0%	$59,669	$71,655	$11,985	20.1%
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	nm	nm	(1,960)	5,129	nm	nm
Adjusted net investment income	$20,305	$20,405	$20,920	$21,480	$21,964	$22,421	$22,141	$1,221	5.8%	$61,629	$66,526	$4,897	7.9%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$459,923	$467,814	$484,781	$487,324	$494,988	$504,903	$520,654	$35,872	7.4%	$1,412,518	$1,520,544	$108,026	7.6%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	nm	nm	(470)	4,200	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	nm	nm	(1,960)	5,129	nm	nm
Adjusted operating revenues	$462,866	$466,877	$485,205	$488,695	$489,993	$501,389	$519,834	$34,629	7.1%	$1,414,948	$1,511,216	$96,268	6.8%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$125,138	$13,703	12.3%	$308,162	$354,966	$46,805	15.2%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	nm	nm	(470)	4,200	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	nm	nm	(1,960)	5,129	nm	nm
Adjusted operating income before income taxes	$85,906	$112,827	$111,859	$109,293	$97,374	$123,945	$124,319	$12,460	11.1%	$310,592	$345,638	$35,047	11.3%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$11,084	13.0%	$237,552	$272,834	$35,282	14.9%
Less: Income before income taxes reconciling items	(2,944)	937	(424)	(1,371)	4,994	3,514	819	nm	nm	(2,430)	9,328	nm	nm
Less: Tax impact of income before income taxes reconciling items	675	(223)	104	272	(1,132)	(828)	(189)	nm	nm	555	(2,149)	nm	nm
Less: Transition impact of tax reform (1)	1,768	—	970	—	—	—	—	nm	nm	2,737	—	nm	nm
Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$11,103	13.1%	$236,689	$265,655	$28,965	12.2%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$22,356	3.4%	$1,973,054	$2,037,298	$64,244	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	16,886	5.9%	(869,999)	(816,602)	53,397	6.1%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	417,683	39,242	10.4%	1,103,055	1,220,696	117,641	10.7%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(119,264)	(14,675)	-14.0%	(313,580)	(357,544)	(43,965)	-14.0%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	298,419	24,567	9.0%	789,475	863,151	73,676	9.3%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	5,123	1,617	46.1%	9,841	14,303	4,463	45.3%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	10,985	371	3.5%	31,943	30,785	(1,158)	-3.6%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	314,527	26,555	9.2%	831,259	908,239	76,981	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	122,751	8,764	7.7%	328,574	352,674	24,100	7.3%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	61,548	4,644	8.2%	164,834	181,792	16,959	10.3%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	3,311	375	12.8%	8,019	7,772	(247)	-3.1%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	43,157	3,349	8.4%	120,045	127,902	7,857	6.5%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	230,766	17,132	8.0%	621,473	670,141	48,668	7.8%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$9,423	12.7%	$209,786	$238,098	$28,312	13.5%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$69,034	$4,853	7.6%	$192,949	$207,469	$14,520	7.5%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	81,009	2,691	3.4%	228,640	233,965	5,325	2.3%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	20,449	142	0.7%	61,339	59,958	(1,381)	-2.3%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	2,661	197	8.0%	7,223	7,517	294	4.1%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	173,153	7,884	4.8%	490,151	508,909	18,758	3.8%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	2,044	(304)	-13.0%	7,870	4,622	(3,247)	-41.3%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	3,257	64	2.0%	9,525	9,437	(87)	-0.9%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	48,652	3,018	6.6%	137,797	147,161	9,364	6.8%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	35,875	1,062	3.1%	100,646	103,882	3,236	3.2%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	34,530	302	0.9%	106,048	104,986	(1,063)	-1.0%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	124,359	4,142	3.4%	361,886	370,089	8,202	2.3%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$48,794	$3,742	8.3%	$128,265	$138,821	$10,556	8.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,721	$6,686	$7,039	$5,829	$6,531	$6,258	$6,719	$(320)	-4.5%	$20,446	$19,508	$(938)	-4.6%
Ceded premiums	(1,688)	(1,763)	(1,843)	(2,118)	(1,695)	(1,661)	(1,862)	(18)	-1.0%	(5,295)	(5,217)	77	1.5%
Net premiums	5,033	4,923	5,195	3,711	4,836	4,597	4,858	(338)	-6.5%	15,151	14,291	(860)	-5.7%
Allocated net investment income	17,216	17,159	17,413	17,574	17,521	17,684	17,018	(396)	-2.3%	51,789	52,223	434	0.8%
Commissions and fees:
Prepaid Legal Services	3,669	3,607	4,431	4,586	3,737	4,159	4,776	345	7.8%	11,707	12,672	964	8.2%
Auto and Homeowners Insurance	1,347	1,800	1,516	2,386	1,500	1,877	2,165	649	42.8%	4,662	5,542	880	18.9%
Other sales commissions	2,106	2,116	2,127	2,472	1,829	1,781	2,286	159	7.5%	6,349	5,896	(453)	-7.1%
Other, net	1,145	1,453	1,281	1,102	1,056	1,336	1,052	(229)	-17.9%	3,880	3,445	(435)	-11.2%
Adjusted operating revenues	30,516	31,058	31,964	31,831	30,479	31,435	32,154	190	0.6%	93,539	94,068	529	0.6%

Benefits and expenses:
Benefits and claims	4,059	3,314	4,799	3,636	3,842	3,588	5,933	1,134	23.6%	12,172	13,363	1,190	9.8%
Amortization of DAC	50	510	282	509	85	482	291	9	3.2%	842	858	16	1.9%
Insurance commissions	450	428	455	326	431	376	411	(44)	-9.7%	1,334	1,218	(116)	-8.7%
Insurance expenses	2,153	2,169	2,118	1,071	1,570	1,656	1,697	(421)	-19.9%	6,440	4,923	(1,516)	-23.5%
Sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	4,535	394	9.5%	11,618	11,916	298	2.6%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	7,209	(7)	-0.1%	21,617	21,589	(28)	-0.1%
Other operating expenses	26,554	19,936	20,484	22,965	29,394	21,774	20,314	(170)	-0.8%	66,974	71,482	4,507	6.7%
Benefits and expenses	44,216	37,287	39,495	40,301	46,127	38,831	40,390	895	2.3%	120,998	125,348	4,351	3.6%
Adjusted operating income before income taxes	$(13,700)	$(6,228)	$(7,531)	$(8,471)	$(15,648)	$(7,396)	$(8,236)	$(705)	-9.4%	$(27,459)	$(31,281)	$(3,822)	-13.9%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$22,356	3.4%	$1,973,054	$2,037,298	$64,244	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	16,886	5.9%	(869,999)	(816,602)	53,397	6.1%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	417,683	39,242	10.4%	1,103,055	1,220,696	117,641	10.7%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(119,264)	(14,675)	-14.0%	(313,580)	(357,544)	(43,965)	-14.0%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	298,419	24,567	9.0%	789,475	863,151	73,676	9.3%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	5,123	1,617	46.1%	9,841	14,303	4,463	45.3%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	10,985	371	3.5%	31,943	30,785	(1,158)	-3.6%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	314,527	26,555	9.2%	831,259	908,239	76,981	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	122,751	8,764	7.7%	328,574	352,674	24,100	7.3%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	61,548	4,644	8.2%	164,834	181,792	16,959	10.3%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	3,311	375	12.8%	8,019	7,772	(247)	-3.1%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	43,157	3,349	8.4%	120,045	127,902	7,857	6.5%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	230,766	17,132	8.0%	621,473	670,141	48,668	7.8%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$9,423	12.7%	$209,786	$238,098	$28,312	13.5%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$267,615	$280,209	$287,554	$294,006	$300,708	$312,436	$320,424	$32,869	11.4%	$835,379	$933,568	$98,189	11.8%
Legacy direct premiums (5)	381,751	380,295	375,629	373,770	370,047	368,568	365,115	(10,514)	-2.8%	1,137,675	1,103,730	(33,945)	-3.0%
Total direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$22,356	3.4%	$1,973,054	$2,037,298	$64,244	3.3%

Premiums ceded to IPO coinsurers	$294,301	$290,956	$284,742	$281,265	$276,150	$272,596	$267,856	$(16,886)	-5.9%	$869,999	$816,602	$(53,397)	-6.1%
% of Legacy direct premiums	77.1%	76.5%	75.8%	75.3%	74.6%	74.0%	73.4%	nm	nm	76.5%	74.0%	nm	nm

Benefits and claims, net (6)	$211,091	$212,485	$218,577	$222,109	$230,392	$237,810	$242,016	$23,438	10.7%	$642,154	$710,218	$68,065	10.6%
% of adjusted direct premiums	59.5%	57.5%	57.8%	57.5%	58.4%	58.2%	57.9%	nm	nm	58.2%	58.2%	nm	nm

DAC amortization & insurance commissions	$58,901	$54,113	$59,839	$66,023	$66,229	$58,477	$64,858	$5,019	8.4%	$172,853	$189,565	$16,712	9.7%
% of adjusted direct premiums	16.6%	14.6%	15.8%	17.1%	16.8%	14.3%	15.5%	nm	nm	15.7%	15.5%	nm	nm

Insurance expenses, net (7)	$28,541	$30,369	$29,193	$30,169	$32,088	$32,858	$32,171	$2,978	10.2%	$88,102	$97,118	$9,015	10.2%
% of adjusted direct premiums	8.0%	8.2%	7.7%	7.8%	8.1%	8.0%	7.7%	nm	nm	8.0%	8.0%	nm	nm

Total Term Life income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$9,423	12.7%	$209,786	$238,098	$28,312	13.5%
Term Life operating margin (8)	16.8%	20.5%	19.6%	18.7%	17.8%	20.6%	20.1%	nm	nm	19.0%	19.5%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	126,121	127,182	130,156	130,658	130,736	129,821	129,550	(606)	-0.5%	126,121	130,736	4,615	3.7%
New life-licensed representatives	11,730	13,544	11,715	11,052	10,065	10,919	12,682	967	8.3%	36,989	33,666	(3,323)	-9.0%
Non-renewal and terminated representatives	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)	(11,361)	(148)	-1.3%	(32,452)	(33,531)	(1,079)	-3.3%
Life-insurance licensed sales force, end of period	127,182	130,156	130,658	130,736	129,821	129,550	130,871	213	0.2%	130,658	130,871	213	0.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2	$65.2	$0.7	1.0%	$196.1	$189.6	$(6.5)	-3.3%
Additions and increases in premium	16.9	18.7	18.4	19.1	18.4	20.8	20.1	1.7	9.3%	53.9	59.2	5.3	9.7%
Total estimated annualized issued term life premium	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0	$85.3	$2.4	2.8%	$250.0	$248.8	$(1.3)	-0.5%

Issued term life policies	70,821	83,754	74,892	72,122	64,242	78,664	73,434	(1,458)	-1.9%	229,467	216,340	(13,127)	-5.7%
Estimated average annualized issued term life premium per policy (1)(2)	$853	$849	$862	$865	$874	$867	$888	$26	3.0%	$855	$876	$22	2.5%

Term life face amount in-force, beginning of period ($mills)	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$22,772	2.9%	$763,831	$781,041	$17,210	2.3%
Issued term life face amount (3)	22,258	26,001	23,728	23,222	20,925	25,300	24,087	359	1.5%	71,987	70,312	(1,675)	-2.3%
Terminated term life face amount	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)	(17,740)	(102)	-0.6%	(51,766)	(52,635)	(869)	-1.7%
Foreign currency impact, net	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036	(1,228)	(2,810)	nm	(2,776)	2,776	5,552	nm
Term life face amount in-force, end of period	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494	$20,218	2.6%	$781,276	$801,494	$20,218	2.6%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$69,034	$4,853	7.6%	$192,949	$207,469	$14,520	7.5%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	81,009	2,691	3.4%	228,640	233,965	5,325	2.3%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	20,449	142	0.7%	61,339	59,958	(1,381)	-2.3%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	2,661	197	8.0%	7,223	7,517	294	4.1%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	173,153	7,884	4.8%	490,151	508,909	18,758	3.8%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	2,044	(304)	-13.0%	7,870	4,622	(3,247)	-41.3%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	3,257	64	2.0%	9,525	9,437	(87)	-0.9%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	48,652	3,018	6.6%	137,797	147,161	9,364	6.8%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	35,875	1,062	3.1%	100,646	103,882	3,236	3.2%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	34,530	302	0.9%	106,048	104,986	(1,063)	-1.0%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	124,359	4,142	3.4%	361,886	370,089	8,202	2.3%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$48,794	$3,742	8.3%	$128,265	$138,821	$10,556	8.2%

Financial Analysis

Fees paid based on client asset values (1)	$5,690	$5,833	$6,037	$5,962	$5,898	$5,705	$6,225	$188	3.1%	$17,560	$17,828	$269	1.5%
Fees paid based on fee-generating positions (2)	12,495	10,854	10,223	10,219	11,159	9,658	9,354	(869)	-8.5%	33,573	30,172	(3,401)	-10.1%
Other operating expenses	18,488	18,460	17,968	17,437	19,254	18,780	18,951	983	5.5%	54,916	56,985	2,069	3.8%
Total other operating expenses	$36,673	$35,147	$34,228	$33,619	$36,312	$34,143	$34,530	$302	0.9%	$106,048	$104,986	$(1,063)	-1.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.24%	1.27%	1.26%	1.35%	1.33%	1.29%	1.31%	nm	nm	1.25%	1.31%	nm	nm
Canada	1.05%	0.95%	0.90%	0.90%	1.00%	0.97%	0.96%	nm	nm	0.98%	0.98%	nm	nm
Total	1.20%	1.22%	1.21%	1.29%	1.28%	1.25%	1.27%	nm	nm	1.21%	1.27%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.037%	0.036%	0.038%	0.038%	nm	nm	0.110%	0.112%	nm	nm
Canada	0.111%	0.123%	0.121%	0.122%	0.136%	0.120%	0.121%	nm	nm	0.355%	0.375%	nm	nm
Total	0.048%	0.051%	0.050%	0.051%	0.052%	0.051%	0.051%	nm	nm	0.150%	0.154%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.90	$3.49	$3.70	$3.80	$3.20	$3.88	$4.18	nm	nm	$10.08	$11.27	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$792.4	$800.6	$763.3	$767.8	$710.2	$855.9	$829.7	$66.5	8.7%	$2,356.3	$2,395.9	$39.6	1.7%
Canada Retail Mutual Funds	276.2	199.2	181.7	182.6	244.1	199.7	184.9	3.2	1.8%	657.1	628.6	(28.5)	-4.3%
Indexed Annuities	67.5	71.9	78.8	88.2	81.0	88.2	75.0	(3.9)	-4.9%	218.3	244.1	25.8	11.8%
Variable Annuities and other	376.1	432.2	504.5	476.8	465.8	514.2	512.8	8.3	1.6%	1,312.8	1,492.9	180.1	13.7%
Total sales-based revenue generating product sales	1,512.2	1,504.0	1,528.3	1,515.3	1,501.1	1,658.0	1,602.4	74.1	4.8%	4,544.4	4,761.5	217.0	4.8%
Managed Accounts	188.8	204.3	190.5	169.4	161.6	203.5	176.9	(13.6)	-7.1%	583.6	542.0	(41.6)	-7.1%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	76.4	32.7	74.9%	176.3	246.7	70.3	39.9%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7	$93.3	5.3%	$5,304.4	$5,550.2	$245.8	4.6%

Canada Retail Mutual Funds	$276.2	$199.2	$181.7	$182.6	$244.1	$199.7	$184.9	$3.2	1.8%	$657.1	$628.6	$(28.5)	-4.3%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	76.4	32.7	74.9%	176.3	246.7	70.3	39.9%
Total Canada product sales	358.2	249.8	225.4	233.6	338.4	275.6	261.3	35.9	15.9%	833.4	875.3	41.9	5.0%
Total U.S. product sales	1,424.8	1,509.1	1,537.1	1,502.1	1,418.6	1,661.8	1,594.4	57.4	3.7%	4,471.0	4,674.9	203.9	4.6%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7	$93.3	5.3%	$5,304.4	$5,550.2	$245.8	4.6%

Client asset values, beginning of period ($mills)	$61,167	$60,821	$61,777	$64,234	$57,704	$63,602	$65,878	$4,101	6.6%	$61,167	$57,704	$(3,463)	-5.7%
Inflows	1,783	1,759	1,762	1,736	1,757	1,937	1,856	93	5.3%	5,304	5,550	246	4.6%
Outflows (1)	(1,571)	(1,498)	(1,499)	(1,376)	(1,530)	(1,633)	(1,669)	(171)	-11.4%	(4,568)	(4,832)	(264)	-5.8%
Net flows	212	261	264	360	227	305	186	(77)	-29.3%	736	718	(18)	nm
Foreign currency impact, net	(283)	(195)	174	(543)	201	225	(136)	(310)	nm	(304)	290	594	nm
Change in market value, net and other (2)	(276)	891	2,019	(6,346)	5,470	1,746	294	(1,725)	-85.4%	2,634	7,510	4,876	nm
Client asset values, end of period	$60,821	$61,777	$64,234	$57,704	$63,602	$65,878	$66,222	$1,988	3.1%	$64,234	$66,222	$1,988	3.1%
Annualized net flows as % of beginning of period asset values	1.4%	1.7%	1.7%	2.2%	1.6%	1.9%	1.1%	-0.6%	nm	1.6%	1.7%	0.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,674	$30,348	$31,439	$30,156	$30,266	$31,744	$32,521	$1,083	3.4%	$30,820	$31,510	$690	2.2%
Canada Retail Mutual Funds	7,508	7,444	7,610	7,252	7,390	7,795	7,991	380	5.0%	7,521	7,725	204	2.7%
Managed Accounts	2,739	2,930	3,179	3,189	3,241	3,455	3,652	473	14.9%	2,949	3,450	500	17.0%
Indexed Annuities	1,939	1,997	2,049	2,117	2,182	2,247	2,296	247	12.0%	1,995	2,242	247	12.4%
Variable Annuities and other	16,333	16,176	16,669	15,982	16,057	16,807	17,114	445	2.7%	16,393	16,659	267	1.6%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	2,428	11	0.5%	2,443	2,373	(70)	-2.9%
Total	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002	$2,639	4.2%	$62,121	$63,959	$1,838	3.0%

Canada Retail Mutual Funds	$7,508	$7,444	$7,610	$7,252	$7,390	$7,795	$7,991	$380	5.0%	$7,521	$7,725	$204	2.7%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	2,428	11	0.5%	2,443	2,373	(70)	-2.9%
Total Canada average client assets	10,018	9,846	10,027	9,562	9,704	10,173	10,418	391	3.9%	9,964	10,098	134	1.3%
Total U.S. average client assets	51,685	51,451	53,336	51,444	51,747	54,253	55,583	2,248	4.2%	52,157	53,861	1,704	3.3%
Total average client assets	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002	$2,639	4.2%	$62,121	$63,959	$1,838	3.0%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,130	2,086	2,066	2,042	1,998	1,996	2,007	(59)	-2.9%	2,094	2,000	(94)	-4.5%
Recordkeeping only	665	660	657	652	641	641	646	(11)	-1.7%	661	642	(18)	-2.8%
Total	2,795	2,746	2,723	2,694	2,639	2,637	2,653	(71)	-2.6%	2,755	2,643	(112)	-4.1%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2019
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$237,746	$237,746	$-	9.2%	9.5%

Fixed Income:
Treasury	29,591	29,009	582	1.1%	1.2%	2.33%	AAA
Government	207,885	198,566	9,319	8.0%	7.9%	3.20%	AA-
Tax-Exempt Municipal	30,868	29,207	1,661	1.2%	1.2%	3.39%	AA
Corporate	1,409,821	1,353,460	56,361	54.6%	54.2%	3.81%	BBB+
Mortgage Backed	258,689	252,201	6,488	10.0%	10.1%	3.23%	AAA
Asset Backed	97,190	96,258	932	3.8%	3.9%	3.07%	AA+
CMBS	133,364	129,179	4,185	5.2%	5.2%	3.12%	AA+
Private	135,203	130,390	4,813	5.2%	5.2%	4.73%	BBB
Redeemable Preferred	3,265	2,947	318	0.1%	0.1%	5.79%	BBB
Total Fixed Income	2,305,876	2,221,217	84,660	89.2%	88.9%	3.65%	A

Equities:
Perpetual Preferred	13,331	13,331	-	0.5%	0.5%
Common Stock	19,093	19,093	-	0.7%	0.8%
Mutual Fund	7,643	7,643	-	0.3%	0.3%
Other	14	14	0	0.0%	0.0%
Total Equities	40,081	40,081	0	1.6%	1.6%

Total Invested Assets	$2,583,703	$2,499,043	$84,660	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$186,152	$178,877	$7,275	13.2%	13.2%
Banking	176,618	171,946	4,672	12.5%	12.7%
Reits	137,004	131,110	5,893	9.7%	9.7%
Energy	120,915	115,927	4,988	8.6%	8.6%
Technology	118,025	113,676	4,349	8.4%	8.4%
Insurance	114,732	108,995	5,737	8.1%	8.1%
Capital Goods	99,747	97,205	2,542	7.1%	7.2%
Consumer Cyclical	94,869	90,696	4,173	6.7%	6.7%
Communications	81,434	77,552	3,883	5.8%	5.7%
Electric	72,396	68,628	3,769	5.1%	5.1%
Transportation	67,783	65,332	2,451	4.8%	4.8%
Basic Industry	65,840	63,266	2,575	4.7%	4.7%
Brokerage	35,439	33,133	2,305	2.5%	2.4%
Finance Companies	16,608	15,637	971	1.2%	1.2%
Industrial Other	10,888	10,515	373	0.8%	0.8%
Natural Gas	7,712	7,438	274	0.5%	0.5%
Financial Other	2,614	2,528	86	0.2%	0.2%
Utility Other	1,043	998	45	0.1%	0.1%
Total Corporate portfolio	$1,409,821	$1,353,460	$56,361	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$291,103	$289,506	$1,597	12.6%	13.0%	3.36%
1-2 Yrs.	273,650	269,837	3,812	11.9%	12.1%	3.41%
2-5 Yrs.	1,000,095	965,106	34,989	43.4%	43.4%	3.65%
5-10 Yrs.	625,466	590,840	34,626	27.1%	26.6%	3.88%
> 10 Yrs.	115,563	105,927	9,636	5.0%	4.8%	3.86%
Total Fixed Income	$2,305,876	$2,221,217	$84,660	100.0%	100.0%	3.65%

Duration

Fixed Income portfolio duration	3.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2019	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$510,830	23.0%
AA	244,375	11.0%
A	490,432	22.1%
BBB	909,820	41.0%
Below Investment Grade	63,202	2.8%
NA	2,557	0.1%
Total Fixed Income	$2,221,217	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$14,481	1.1%	AAA	$-	—
AA	99,271	7.3%	AA	924	0.7%
A	402,201	29.7%	A	12,017	9.2%
BBB	776,730	57.4%	BBB	115,859	88.9%
Below Investment Grade	59,829	4.4%	Below Investment Grade	1,589	1.2%
NA	948	0.1%	NA	-	—
Total Corporate	$1,353,460	100.0%	Total Private	$130,390	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$110,018	85.2%	AAA	$244,872	97.1%
AA	-	—	AA	4,707	1.9%
A	18,828	14.6%	A	2,267	0.9%
BBB	-	—	BBB	229	0.1%
Below Investment Grade	332	0.3%	Below Investment Grade	54	0.0%
NA	-	—	NA	71	0.0%
Total CMBS	$129,179	100.0%	Total Mortgage-Backed	$252,201	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$71,194	74.0%	AAA	$66,425	29.2%
AA	5,385	5.6%	AA	114,178	50.2%
A	17,198	17.9%	A	35,959	15.8%
BBB	817	0.8%	BBB	9,740	4.3%
Below Investment Grade	126	0.1%	Below Investment Grade	1,272	0.6%
NA	1,538	1.6%	NA	0	0.0%
Total Asset-Backed	$96,258	100.0%	Total Treasury & Government	$227,575	100.0%

NAIC Designations

1	$1,000,987	55.5%
2	746,489	41.4%
3	46,872	2.6%
4	7,987	0.4%
5	497	0.0%
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,802,831	100.0%
Other (3)	458,467
Cash and cash equivalents	237,746
Total Invested Assets	$2,499,043

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,289	$19,743	$20,142	$20,183	$20,333	$20,345	$20,380	$238	1.2%
Fixed-maturity securities (held-to-maturity)	8,373	9,052	9,592	10,467	10,674	11,769	12,769	3,177	33.1%
Equity Securities	513	466	482	495	487	446	448	(34)	-7.1%
Deposit asset underlying 10% reinsurance treaty	1,181	1,270	1,392	1,480	1,755	2,141	2,105	713	51.2%
Deposit asset - Mark to Market	(1,288)	(375)	(297)	280	2,147	2,447	534	831	n/m
Policy loans and other invested assets	411	390	391	478	467	299	234	(157)	-40.2%
Cash & cash equivalents	586	641	664	1,030	1,056	1,414	1,191	527	n/m
Total investment income	29,065	31,187	32,366	34,413	36,919	38,862	37,661	5,295	16.4%
Investment expenses	1,675	2,105	2,152	2,186	2,134	2,225	2,217	65	3.0%
Interest Expense on Surplus Note	8,373	9,052	9,592	10,467	10,674	11,769	12,769	3,177	33.1%
Net investment income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$22,675	$2,053	10.0%
Fixed income book yield, end of period	3.92%	3.91%	3.88%	3.89%	3.85%	3.74%	3.65%
New money yield	2.43%	3.16%	3.34%	2.81%	3.56%	3.10%	2.73%

								YOY Q3
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.8%	20.9%	22.0%	21.2%	21.4%	20.9%	23.0%	0.9%
AA	8.6%	9.8%	10.6%	10.4%	10.9%	11.3%	11.0%	0.4%
A	23.4%	23.0%	22.2%	22.4%	22.9%	22.9%	22.1%	-0.1%
BBB	44.6%	43.0%	42.2%	42.9%	41.8%	41.8%	41.0%	-1.2%
Below Investment Grade	3.4%	3.1%	2.7%	2.8%	2.9%	3.0%	2.8%	0.1%
NA	0.2%	0.2%	0.2%	0.2%	0.1%	0.1%	0.1%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A	A

		As of September 30, 2019				As of September 30, 2019			As of September 30, 2019
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$23,966	$23,608	AAA	Canada	$61,733	$58,838	AAA	$3,288	$3,250
2	Province of Quebec Canada	13,743	12,565	AA-	United Kingdom	41,150	39,805	AA	13,669	13,327
3	Province of Alberta Canada	11,419	10,934	A+	Australia	39,812	38,036	A	6,130	5,819
4	Cigna Corp	11,261	10,846	A-	Germany	17,849	17,637	BBB	8,774	8,125
5	Province of Ontario Canada	10,775	10,319	A+	Switzerland	15,949	15,649	Below Investment Grade	1,292	1,272
6	Province of British Columbia C	10,583	10,330	AAA	France	15,534	15,058	NA	—	—
7	Bank of America Corp	10,449	10,168	A-	Ireland	13,079	12,549	Total	$33,154	$31,793
8	Wells Fargo & Co	10,153	9,894	A-	Bermuda	12,232	11,770
9	Province of New Brunswick Canada	9,737	9,346	A+	Cayman Islands	11,807	11,648
10	Honda Motor Co Ltd	9,691	9,401	A	Japan	7,315	6,949	Non-Government Investments (1)
11	City of Toronto Canada	9,623	9,287	AA	Netherlands	7,176	6,332
12	Province of Manitoba Canada	9,242	8,877	A+	Israel	5,388	5,019	AAA	$4,813	$4,784
13	City of Houston TX	9,132	9,100	AA-	Norway	5,046	5,053	AA	31,307	30,894
14	Goldman Sachs Group Inc/The	9,003	8,822	BBB+	Belgium	4,957	4,806	A	64,451	62,279
15	Enbridge Inc	8,984	8,637	BBB+	Mexico	4,755	4,455	BBB	164,504	157,204
16	Municipal Finance Authority of British Columbia	8,741	8,540	AAA	Emerging Markets (2)	10,440	9,988	Below Investment Grade	7,662	7,022
17	AbbVie Inc	8,599	8,498	A-	All Other	31,671	30,384	NA	—	—
18	City of Montreal Canada	8,139	7,444	AA-	Total	$305,892	$293,975	Total	$272,738	$262,182
19	JPMorgan Chase & Co	7,959	7,709	A-
20	American Airlines Group Inc	7,840	7,532	AA-
21	Morgan Stanley	7,801	7,472	A+
22	General Mills Inc	7,601	7,331	BBB
23	PNC Financial Services Group	7,593	7,426	A-
24	Comcast Corp	7,585	7,273	A-
25	Apple Inc	7,502	7,329	AA+
	Total	$247,121	$238,688

	% of total fixed income portfolio	9.6%	9.6%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2014	2015	2016	2017	2018	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019

Recruits	190,439	228,115	262,732	303,867	290,886	76,230	76,520	76,146	61,990	63,223	86,173	72,345

Life-insurance licensed sales force, beginning of period	95,566	98,358	106,710	116,827	126,121	126,121	127,182	130,156	130,658	130,736	129,821	129,550
New life-licensed representatives	33,832	39,632	44,724	48,535	48,041	11,730	13,544	11,715	11,052	10,065	10,919	12,682
Non-renewal and terminated representatives	(31,040)	(31,280)	(34,607)	(39,241)	(43,426)	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)	(11,361)
Life-insurance licensed sales force, end of period	98,358	106,710	116,827	126,121	130,736	127,182	130,156	130,658	130,736	129,821	129,550	130,871

Issued term life policies	220,984	260,059	298,244	312,799	301,589	70,821	83,754	74,892	72,122	64,242	78,664	73,434

Issued term life face amount	$69,574	$79,111	$89,869	$95,635	$95,209	$22,258	$26,001	$23,728	$23,222	$20,925	$25,300	$24,087

Term life face amount in force, beginning of period	$674,868	$681,927	$693,194	$728,385	$763,831	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376
Issued term life face amount	69,574	79,111	89,869	95,635	95,209	22,258	26,001	23,728	23,222	20,925	25,300	24,087
Terminated term life face amount	(54,962)	(53,580)	(57,238)	(65,958)	(70,291)	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)	(17,740)
Foreign currency impact, net	(7,553)	(14,263)	2,560	5,769	(7,708)	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036	(1,228)
Term life face amount in force, end of period	$681,927	$693,194	$728,385	$763,831	$781,041	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494

Estimated annualized issued term life premium
Premium from new policies	$179.8	$212.4	$245.2	$263.1	$258.5	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2	$65.2
Additions and increases in premium	51.6	54.9	60.4	65.5	73.0	16.9	18.7	18.4	19.1	18.4	20.8	20.1
Total estimated annualized issued term life premium	$231.4	$267.3	$305.7	$328.6	$331.5	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0	$85.3

Investment & Savings product sales	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7

Investment & Savings average client asset values	$46,936	$48,477	$49,427	$56,791	$61,842	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002

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